                              SELECT 50 PORTFOLIO


                    THE ENDEAVOR PLATINUM VARIABLE ANNUITY
                                   ISSUED BY
                          PFL LIFE INSURANCE COMPANY

                       Supplement Dated January 28, 1998
                                    To The
                         Prospectus Dated May 1, 1997

     The Select 50 Portfolio has been added as an additional investment option under the Endeavor Platinum Variable Annuity. This prospectus supplement provides very limited information about this new investment option. A separate prospectus that accompanies this supplement provides more complete information about the Select 50 Portfolio. The information in this supplement is qualified in its entirety by the additional information in the prospectus for the Select 50 Portfolio and by the information in the prospectus for the Endeavor Platinum Variable Annuity.

     The Select 50 Portfolio seeks capital appreciation by investing at least 65% of its total assets in at least 50 different equity securities of companies of all sizes throughout the world. Each of five teams from different investment management disciplines of the Portfolio's Adviser selects ten equity securities based on the potential for capital appreciation. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS OBJECTIVE. Read the Portfolio's prospectus carefully before investing.

     The table on the following page summarizes the charges and deductions that may be applicable to an investment in the Select 50 Portfolio through the Mutual Fund Account of the Endeavor Platinum Variable Annuity. These charges and deductions are explained in the prospectus for the Endeavor Platinum Variable Annuity and the prospectus for the Select 50 Portfolio. This table does not include any premium taxes that may be applicable.




                THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED
                                    BY THE
    PROSPECTUS FOR THE ENDEAVOR PLATINUM VARIABLE ANNUITY DATED MAY 1, 1997
                                  AND BY THE
         PROSPECTUS FOR THE SELECT 50 PORTFOLIO DATED JANUARY 28, 1998

                                   FEE TABLE


                                                MUTUAL FUND ACCOUNT ANNUAL EXPENSES
POLICY OWNER TRANSACTION EXPENSES               (AS A PERCENTAGE OF ACCOUNT VALUE)
Sales Load On Purchase Payments        0        Mortality and Expense Risk Fees /(2)/          1.25%

Surrender Fees                         0        Administrative Charge                          0.15%

Annual Service Charge /(1)/          $35        Distribution Financing Charge                  0.25%
                                                                                               ----
Transfer Fee /(1)/                              TOTAL MUTUAL FUND ACCOUNT
     Currently No Fee                           ANNUAL EXPENSES                                1.65%

SELECT 50 PORTFOLIO ANNUAL EXPENSES
(as a percentage of average net assets and after expense reimbursements)

                             Management     Other    Rule 12b-1 Total Portfolio
                                Fees       Expenses     Fees    Annual Expenses
                             -----------   --------  ---------- ---------------

ENDEAVOR SERIES TRUST
Select 50 /(3)/                 1.10%       0.40%         -          1.50%

----------------------------------------

/(1)/ The Transfer Fee, if any is imposed, apply to each Policy, regardless of how the Policy Value is allocated among the Mutual Fund Account and the Fixed Account. The Service Charge applies to both the Fixed Account and the Mutual Fund Account, and is assessed on a prorata basis relative to each Account's Policy Value as a percentage of the Policy's total Policy Value. The Service Charge is deducted on each Policy Anniversary and at the time of surrender, if surrender occurs during a Policy Year. (See "CHARGES AND DEDUCTIONS--Other Expenses Including Investment Advisory Fees," p. 52.)

/(2)/ The Mortality and Expense Risk Fees shown (1.25%) are for the 5% Annually
      Compounding Death Benefit and the Annual Step Up Death Benefit. The corresponding Fee for the Return of Premium Death Benefit is 1.10% for each Subaccount. (See "DISTRIBUTIONS UNDER THE POLICY--Death
      Benefit," p. 47.)

/(3)/ The Select 50 Portfolio is expected to commence operations on or about the date of this Prospectus. The expenses shown are annualized estimates of expenses for 1998. The Manager has agreed to limit the Portfolio's total operating expenses for the first year of operations to an annual rate of 1.50% of the Portfolio's average daily net assets.

EXPENSE EXAMPLES:  SELECT 50 PORTFOLIO

I. An Owner would pay the following expenses on a $1,000 investment, assuming Return of Premium Death Benefit, a hypothetical 5% annual return on assets (a 1.10% Mortality and Expense Risk Fee), and assuming the entire Policy Value is in the Select 50 Subaccount:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ------  -------  -------  --------
Select 50 Portfolio       $31      $94     $160      $337



II. An Owner would pay the following expenses on a $1,000 investment, assuming a 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit, a hypothetical 5% annual return on assets (a 1.25% Mortality and Expense Risk Fee), and assuming the entire Policy Value is in the Select 50
Subaccount:

                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                       ------  -------  -------  --------
Select 50 Portfolio       $32      $99     $168      $351



   The expenses would be the same whether the Policy is completely surrendered, simply continued, or annuitized at the end of the applicable period, since there is no surrender or withdrawal charge.

   The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly. These include the expenses of the Select 50 Portfolio. (See "CHARGES AND DEDUCTIONS," p. 50.) In addition to the expenses listed above, premium taxes may be applicable.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH COULD BE GREATER OR LESS THAN THE ASSUMED RATE. The figures and data for the Select 50 Portfolio annual expenses have been provided by Endeavor Investment Advisers, and while PFL does not dispute these figures, PFL has not independently verified their accuracy.

   In these examples, the $35 Annual Service Charge is reflected as a charge of .0547% based on average Policy Value of $64,005. Normally, the $35 Service
Charge would be waived if the Premium Payment(s) less partial withdrawals, or the Policy Value is at least $50,000. However, it was included in these examples for illustrative purposes.